TABLE OF CONTENTS

Item	Page(s)

Overview	3

Financial Information	4-10
Financial Summary	4
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
FFO, MFFO, AFFO and Per Share Information	7
Adjusted EBITDA and Ratio Analysis	8
Net Operating Income by Property Type	9
Debt Summary	10

Portfolio Metrics	11-19
Portfolio Composition by Tenant	11
Portfolio Composition by State	12
Portfolio Composition by Tenant Industry	13
Portfolio Composition by Tenant Credit Rating	14
Lease Expiration Schedule	15
Portfolio Compositions	16-18
Top Tenant Descriptions	19-21

Definitions	22-24

The data and other information described in these slides are as of the date of the slides or an earlier date as indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties.

This presentation contains certain statements that are American Realty Capital Trust V, Inc.’s (“ARCT V”) and its Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. ARCT V’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we’ve made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in ARCT V’s filings with the Securities and Exchange Commission including, but not limited to, ARCT V’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, as well as ARCT V’s Current Reports on Form 8-K.

2

OVERVIEW

SUMMARY

American Realty Capital Trust V, Inc. (“ARCT V” or the “Company”), incorporated on January 22, 2013, is a Maryland corporation that intends to elect and qualify to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

ARCT V has acquired a diversified portfolio of commercial properties comprised primarily of freestanding single-tenant retail properties that are net leased to investment grade and other creditworthy tenants. On April 29, 2013, ARCT V purchased its first property and commenced active operations.

As of June 30 2014, ARCT V owned 463 properties with an aggregate purchase price of $2.2 billion, comprised of 13.1 million rentable square feet that were 100.0% leased with a weighted average remaining lease term of 10.1 years.

HIGHLIGHTS

Financial Performance1 — The Company generated revenue of $42.5 million, Adjusted EBITDA1 of $37.4 million and Modified Funds from Operations (MFFO)1 of $26.1 million during the quarter, which represented increases of 40.4%, 45.8% and 24.6% over the first quarter of 2014, respectively, primarily due to the increase in the number of properties owned during the quarter.

Real Estate Investments — The Company increased real estate investments during the quarter through its acquisition of 20 retail properties with an aggregate base purchase price1 of $168.0 million with a weighted average remaining lease term of 12.4 years. As of June 30, 2014, the Company owned $2.2 billion of real estate assets, consisting of $1.0 billion of retail properties, $632.7 million of office properties and $504.6 million of distribution properties, with a weighted average remaining lease term of 10.1 years.

Leverage Profile — The Company’s net leverage ratio was 40.0% as of June 30, 2014 with over $1.3 billion, or 60.3%, of its assets unencumbered. The Company had $229.8 million of available borrowings on its Credit Facility at June 30, 2014.

Engagement of Financial Advisors — J.P. Morgan Securities LLC and RCS Capital have been engaged as financial advisors to assist the Company in evaluating potential strategic alternatives.

1See the Definitions section beginning on page 22 for a description of the Company’s non-GAAP measures and pages 7, 8 and 24 for GAAP reconciliations.

3

FINANCIAL SUMMARY

(dollars in thousands, except per share data)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
FINANCIAL RESULTS
Revenue	$42,501	$30,272	$22,161	$2,093	$35
NOI[1]	$39,069	$26,745	$19,522	$1,944	$29
Adjusted EBITDA[1]	$37,410	$25,651	$18,405	$773	$(84)

Distributions paid per common share	$0.41	$0.41	$0.41	$0.41	$0.41

Funds from operations (FFO)[1]	$26,473	$8,467	$10,619	$(16,244)	$(196)
FFO per diluted share	$0.41	$0.13	$0.17	$(0.42)	$(0.04)

Modified funds from operations (MFFO)[1]	$26,144	$20,990	$17,718	$1,816	$(84)
MFFO per diluted share	$0.41	$0.33	$0.28	$0.05	$(0.02)

Adjusted funds from operations (AFFO)[1]	$27,477	$21,792	$18,013	$1,839	$(50)
AFFO per diluted share	$0.43	$0.34	$0.29	$0.05	$(0.01)

PORTFOLIO STATISTICS
Equity raised by quarter	$15,135	$14,458	$97,581	$1,054,190	$405,669
Net consolidated debt leverage ratio	40.0%	37.5%	NM	NM	NM
Adjusted fixed charge coverage ratio	4.3 x	7.9x	100.0 x	77.3 x	NM
Weighted average remaining lease term	10.1 years	10.2 years	12.1 years	12.3 years	14.8 years

BASE PURCHASE PRICE[1]
Retail by quarter	$168,047	$389,853	$135,052	$336,810	$2,243
Office by quarter	-	259,504	105,281	267,907	-
Distribution by quarter	-	206,097	8,915	289,599	-
Total base purchase price	$168,047	$855,454	$249,248	$894,316	$2,243

TOTAL BASE PURCHASE PRICE1

As a % on June 30, 2014

NM – Not meaningful

1See the Definitions section beginning on page 22 for a description of the Company’s non-GAAP measures and pages 7, 8 and 24 for GAAP reconciliations.

4

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
ASSETS
Real estate investments, at cost:
Land	$303,803	$274,456	$147,899	$123,176	$288
Building, fixtures and improvements	1,667,179	1,543,752	868,700	669,311	1,632
Acquired intangible lease assets	227,453	208,879	130,473	101,567	323
Total real estate investments, at cost	2,198,435	2,027,087	1,147,072	894,054	2,243
Less: accumulated depreciation and amortization	(62,367)	(34,012)	(14,947)	(789)	(19)
Total real estate investments, net	2,136,068	1,993,075	1,132,125	893,265	2,224

Cash and cash equivalents	25,009	17,847	101,176	163,056	346,035
Investment securities, at fair value	35,984	54,060	58,566	93,071	-
Deposits for real estate acquisitions	-	21,952	33,035	110,005	2,171
Prepaid expenses and other assets	12,011	6,654	14,584	19,740	10,232
Deferred costs, net	16,516	15,642	7,889	3,217	-
Total assets	$2,225,588	$2,109,230	$1,347,375	$1,282,354	$360,662

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable	$470,681	$431,075	$8,830	$-	$-
Mortgage premiums, net	25,885	24,410	334	-	-
Credit facility	423,000	338,000	-	-	-
Below-market lease liabilities, net	910	902	909	926	-
Accounts payable and accrued expenses	6,402	8,262	15,447	16,898	2,346
Deferred rent and other liabilities	5,616	2,284	1,216	2,279	-
Distributions payable	8,712	8,913	8,825	7,349	1,731
Total liabilities	941,206	813,846	35,561	27,452	4,077

Common stock	642	636	630	590	164
Additional paid-in capital	1,412,896	1,397,779	1,383,066	1,294,059	358,795
Accumulated other comprehensive income (loss)	323	(1,750)	(6,981)	(4,317)	-
Accumulated deficit	(129,479)	(101,281)	(64,901)	(35,430)	(2,374)
Total stockholders' equity	1,284,382	1,295,384	1,311,814	1,254,902	356,585
Total liabilities and stockholders' equity	$2,225,588	$2,109,230	$1,347,375	$1,282,354	$360,662

5

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except share amounts)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
REVENUES
Rental income	$39,427	$26,874	$19,821	$2,042	$29
Operating expense reimbursements	3,074	3,398	2,340	51	6
Total revenue	42,501	30,272	22,161	2,093	35

OPERATING EXPENSES
Property operating	3,432	3,527	2,639	149	6
Acquisition and transaction related	4,087	14,532	8,663	18,159	112
General and administrative	1,659	1,094	1,117	1,171	113
Depreciation and amortization	28,345	19,056	14,158	770	19
Total operating expenses	37,523	38,209	26,577	20,249	250

OPERATING INCOME (LOSS)	4,978	(7,937)	(4,416)	(18,156)	(215)

Other (expense) income:
Interest expense	(7,723)	(3,444)	(457)	(28)	-
Interest income	158	3	45	62	-
Income from investment securities	606	955	1,164	1,108	-
Gain (Loss) on sale of investment securities	109	(166)	125	-	-
Total other (expense) income, net:	(6,850)	(2,652)	877	1,142	-
Net loss	$(1,872)	$(10,589)	$(3,539)	$(17,014)	$(215)

Weighted average shares outstanding:
Basic and diluted	64,018,318	62,693,554	62,329,506	38,295,114	5,173,574
Net loss per share:
Basic and diluted	$(0.03)	$(0.17)	$(0.06)	$(0.44)	$(0.04)

6

FFO, MFFO, AFFO AND PER SHARE INFORMATION

(dollars in thousands, except share and per share amounts)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
FUNDS FROM OPERATIONS
Net loss	$(1,872)	$(10,589)	$(3,539)	$(17,014)	$(215)
Depreciation and amortization	28,345	19,056	14,158	770	19
Funds from operations (FFO)[1]:	26,473	8,467	10,619	(16,244)	(196)

Acquisition fees and expenses	4,087	14,532	8,663	18,159	112
Amortization of above-market lease assets and
accretion of below-market lease liabilities, net	18	2	(17)	(5)	-
Straight-line rent	(2,498)	(1,693)	(1,422)	(94)	-
Amortization of mortgage premiums	(1,827)	(484)	-	-	-
(Gain) Loss on sale of investments	(109)	166	(125)	-	-

Modified funds from operations (MFFO)[1]:	26,144	20,990	17,718	1,816	(84)

Amortization of deferred financing costs	1,218	754	273	18	-
Non-cash equity compensation expense	6	5	4	5	34
Distributions on Class B Units	109	43	18	-	-
Adjusted funds from operations (AFFO)[1]:	$27,477	$21,792	$18,013	$1,839	$(50)

Weighted average shares outstanding - basic:	64,018,318	62,693,554	62,329,506	38,295,114	5,173,574

Weighted average shares outstanding - diluted:	64,287,745	63,507,775	62,377,949	38,299,308	5,173,574

Distributions declared[2]	$26,324	$25,790	$25,933	$16,037	$2,130
Distributions paid[2]	$26,525	$25,702	$24,458	$10,420	$399

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
PER SHARE INFORMATION
FFO per diluted share	$0.41	$0.13	$0.17	$(0.42)	$(0.04)

MFFO per diluted share	$0.41	$0.33	$0.28	$0.05	$(0.02)

AFFO per diluted share	$0.43	$0.34	$0.29	$0.05	$(0.01)

1See the Definitions section beginning on page 22 for a description of the Company’s non-GAAP measures.

2Excludes distributions on unvested restricted stock.

7

ADJUSTED EBITDA1 AND RATIO ANALYSIS

(dollars in thousands)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
ADJUSTED EBITDA
Net loss	$(1,872)	$(10,589)	$(3,539)	$(17,014)	$(215)
Acquisition and transaction related expense	4,087	14,532	8,663	18,159	112
Depreciation and amortization	28,345	19,056	14,158	770	19
Interest expense	7,723	3,444	457	28	-
Interest income	(158)	(3)	(45)	(62)	-
Income from investment securities	(606)	(955)	(1,164)	(1,108)	-
(Gain) Loss on sale of investment securities	(109)	166	(125)	-	-
Adjusted EBITDA	$37,410	$25,651	$18,405	$773	$(84)

ADJUSTED INTEREST COVERAGE RATIO
Interest expense	$7,723	$3,444	$457	$28	$-
Non-cash interest expense	609	(270)	(273)	(18)	-
Total interest	8,332	3,174	184	10	-
Adjusted EBITDA	37,410	25,651	18,405	773	(84)
Adjusted interest coverage ratio	4.5 x	8.1 x	100.0 x	77.3 x	NM

ADJUSTED FIXED CHARGE COVERAGE RATIO
Total interest	$8,332	$3,174	$184	$10	$-
Secured debt principal amortization	311	76	-	-	-
Total fixed charges	8,643	3,250	184	10	-
Adjusted EBITDA	37,410	25,651	18,405	773	(84)
Adjusted fixed charge coverage ratio	4.3 x	7.9 x	100.0 x	77.3 x	NM

NET DEBT TO ADJUSTED EBITDA RATIO
Total debt	$893,681	$769,075	$8,830	$-	$-
Less: cash and cash equivalents	(25,009)	(17,847)	(101,176)	(163,056)	(346,035)
Net debt	868,672	751,228	(92,346)	(163,056)	(346,035)
Adjusted EBITDA annualized	149,640	102,604	73,620	3,092	(336)
Net debt to Adjusted EBITDA ratio	5.8 x	7.3 x	NM	NM	NM

NET CONSOLIDATED DEBT LEVERAGE RATIO
Net debt	$868,672	$751,228	$(92,346)	$(163,056)	$(346,035)
Real estate assets, gross	2,169,308	2,001,261	1,145,807	896,559	2,243
Net consolidated debt leverage ratio	40.0%	37.5%	NM	NM	NM

GROSS CONSOLIDATED DEBT LEVERAGE RATIO
Total debt	$893,681	$769,075	$8,830	$-	$-
Real estate assets, gross	2,169,308	2,001,261	1,145,807	896,559	2,243
Gross consolidated debt leverage ratio	41.2%	38.4%	0.8%	0.0%	0.0%

UNENCUMBERED ASSETS/TOTAL ASSETS
Unencumbered real estate assets, gross	$1,308,965	$1,214,745	$1,126,461	$896,559	$2,243
Real estate assets, gross	2,169,308	2,001,261	1,145,807	896,559	2,243
Unencumbered assets/total assets	60.3%	60.7%	98.3%	100.0%	100.0%

NM – Not meaningful

1See the Definitions section beginning on page 22 for a description of the Company’s non-GAAP measures.

8

NET OPERATING INCOME1 BY PROPERTY TYPE

(dollars in thousands)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
REVENUES
Retail	$17,658	$11,767	$7,755	$1,521	$35
Office	14,825	10,923	8,853	165	-
Distribution	10,018	7,582	5,553	407	-
Total revenue	$42,501	$30,272	$22,161	$2,093	$35

PROPERTY OPERATING EXPENSES
Retail	$470	$482	$404	$142	$6
Office	2,763	2,855	2,116	-	-
Distribution	199	190	119	7	-
Total property operating expenses	$3,432	$3,527	$2,639	$149	$6

NET OPERATING INCOME[1]
Retail	$17,188	$11,285	$7,351	$1,379	$29
Office	12,062	8,068	6,737	165	-
Distribution	9,819	7,392	5,434	400	-
Total net operating income	$39,069	$26,745	$19,522	$1,944	$29

1See the Definitions section beginning on page 22 for a description of the Company’s non-GAAP measures and page 24 for GAAP reconciliation.

9

DEBT SUMMARY

(dollars in thousands)

	Minimum	Maximum	Weighted Average	Weighted Average
	Coupon	Coupon	Effective	Years To	Balance
	Rate	Rate	Interest Rate	Maturity
Fixed rate debt	5.42%	5.93%	5.66%	4.1	$470,681
Variable rate debt - credit facility	1M LIBOR+1.60%	1M LIBOR+2.20%	1.76%	3.2	423,000
Total					$893,681

DEBT DETAIL

(dollars in thousands)

	Property Base	Contractual	Years to	Effective	Debt
VARIABLE RATE DEBT - CREDIT FACILITY	Purchase Price[1]	Maturity Date	Maturity	Interest Rate	Balance

Credit facility	$1,217,980	9/23/2017	3.2	1.76%	$423,000
FIXED RATE DEBT
SAAB Sensis - Syracuse, NY	19,346	4/1/2025	10.8	6.01%	8,677
SunTrust Pool 3	61,326	7/1/2021	7.0	5.50%	25,000
C & S Wholesale - 4-Pack	145,850	4/1/2017	2.8	5.56%	82,313
SunTrust Pool 1	247,991	7/1/2021	7.0	5.50%	99,821
SunTrust Pool 2	60,889	7/1/2021	7.0	5.50%	25,000
Sanofi - Bridgewater, NJ	251,114	12/6/2015	1.4	5.83%	190,000
Stop & Shop - Malden, MA	22,653	6/1/2021	6.9	5.63%	12,243
Stop & Shop - Swampscott, MA	19,665	6/1/2021	6.9	5.63%	10,659
Stop & Shop - Framingham, MA	16,534	6/1/2021	6.9	5.63%	8,931
Stop & Shop - Bristol, RI	14,975	6/1/2021	6.9	5.55%	8,037
Total
	$2,078,323		3.7	3.81%	$893,681

DEBT MATURITY SCHEDULE

(dollars in thousands)

1See the Definitions section beginning on page 22.

10

TENANT PORTFOLIO COMPOSITION

(dollars in thousands)

Tenant	# of Properties	Base Purchase Price[1]	%	Annualized SLR[1]	%	Square Feet	%
SunTrust Bank	213	$429,600	19.8%	$29,140	17.9%	1,148,377	8.8%
Sanofi US	1	251,114	11.6%	18,778	11.6%	736,572	5.6%
C&S Wholesale Grocer	5	200,212	9.2%	16,826	10.4%	3,044,685	23.2%
AmeriCold	9	173,939	8.0%	12,720	7.8%	1,407,166	10.7%
Merrill Lynch	3	165,436	7.6%	12,714	7.8%	553,841	4.2%
Stop & Shop	8	145,445	6.7%	9,855	6.1%	544,112	4.2%
American Express Travel Rel. Svcs	2	91,548	4.2%	7,367	4.5%	785,164	6.0%
Home Depot	2	79,055	3.7%	5,989	3.7%	1,315,200	10.0%
Walgreens	18	76,512	3.5%	5,502	3.4%	253,780	1.9%
United Health	1	66,568	3.1%	5,292	3.2%	400,000	3.1%
Top 10 Tenants Sub-Total	262	$1,679,429	77.4%	$124,183	76.4%	10,188,897	77.7%

Burger King	41	$63,138	2.9%	$5,163	3.2%	168,192	1.3%
Lowe's	5	58,695	2.7%	4,749	2.9%	671,313	5.1%
O'Charley's	20	42,970	2.0%	3,703	2.3%	135,973	1.0%
Dollar General	38	46,438	2.1%	3,423	2.1%	356,512	2.7%
New Breed Logistics	1	24,738	1.1%	1,913	1.2%	390,486	3.0%
Citizens Bank	9	26,158	1.2%	1,827	1.1%	34,777	0.3%
Circle K	19	25,815	1.2%	1,770	1.1%	54,521	0.4%
Mattress Firm	9	18,527	0.9%	1,592	1.0%	43,561	0.3%
SAAB Sensis	1	19,346	0.9%	1,430	0.9%	90,822	0.7%
FedEx Ground	4	17,799	0.8%	1,290	0.8%	154,036	1.2%
Family Dollar	12	11,794	0.5%	972	0.6%	99,882	0.8%
L.A. Fitness	1	12,067	0.6%	875	0.5%	45,000	0.3%
CVS	3	8,939	0.4%	823	0.5%	34,840	0.3%
Amazon	1	9,548	0.4%	760	0.5%	79,105	0.6%
Fresenius	3	8,765	0.4%	723	0.4%	21,847	0.2%
Krystal	6	8,461	0.4%	708	0.4%	12,730	0.1%
American Tire Distributors	1	8,868	0.4%	681	0.4%	125,060	1.0%
Academy Sports	1	8,890	0.4%	663	0.4%	71,640	0.5%
Joe's Crab Shack	2	7,975	0.4%	662	0.4%	16,012	0.1%
Tractor Supply	3	8,514	0.4%	641	0.4%	61,694	0.5%
Food Lion	1	8,910	0.4%	618	0.4%	44,549	0.3%
Bi-Lo	1	7,819	0.4%	544	0.3%	55,718	0.4%
Advance Auto	4	6,078	0.3%	437	0.3%	30,511	0.2%
Chili's	2	5,760	0.3%	403	0.2%	12,700	0.1%
National Tire & Battery	2	3,510	0.2%	342	0.2%	18,163	0.1%
AutoZone	3	4,363	0.2%	320	0.2%	21,526	0.2%
Arby's	2	3,645	0.2%	281	0.2%	6,494	0.0%
Talecris Plasma Resources	1	3,275	0.2%	270	0.2%	22,262	0.2%
BSFS	1	3,047	0.1%	255	0.1%	8,934	0.1%
Tire Kingdom	1	2,063	0.1%	157	0.1%	6,635	0.1%
1st Constitution Bancorp	1	1,907	0.1%	131	0.1%	4,500	0.0%
Aaron's	1	1,052	0.0%	86	0.1%	7,964	0.1%
O'Reilly Auto Parts	1	1,005	0.0%	83	0.1%	10,692	0.1%
Total	463	$2,169,308	100.0%	$162,478	100.0%	13,107,548	100.0%

1See the Definitions section beginning on page 22.

11

STATE PORTFOLIO COMPOSITION

(dollars in thousands)

State	# of Properties	Base Purchase Price[1]	%	Annualized SLR[1]	%	Square Feet	%
New Jersey	7	$437,733	20.2%	$33,003	20.3%	1,372,311	10.5%
Georgia	57	245,277	11.3%	18,192	11.2%	1,794,648	13.7%
Massachusetts	8	170,259	7.8%	13,368	8.2%	1,561,761	11.9%
Florida	76	174,850	8.1%	12,009	7.4%	417,020	3.2%
North Carolina	44	146,881	6.8%	10,945	6.7%	976,396	7.4%
Alabama	9	110,077	5.1%	8,920	5.5%	2,014,125	15.4%
South Carolina	14	95,545	4.4%	7,087	4.4%	900,203	6.9%
Illinois	30	84,018	3.9%	6,251	3.8%	359,408	2.7%
Wisconsin	2	67,573	3.1%	5,375	3.3%	410,692	3.1%
Maryland	9	67,312	3.1%	5,187	3.2%	441,059	3.4%
Top 10 States Sub-Total	256	$1,599,525	73.8%	$120,337	74.0%	10,247,623	78.2%

Ohio	34	$52,543	2.4%	$4,287	2.6%	139,007	1.1%
Tennessee	34	55,648	2.6%	4,032	2.5%	276,471	2.1%
Utah	1	42,238	1.9%	3,397	2.1%	395,787	3.0%
Virginia	25	44,326	2.0%	3,024	1.9%	186,162	1.4%
Minnesota	4	40,215	1.9%	2,882	1.8%	311,317	2.4%
Pennsylvania	15	36,810	1.7%	2,686	1.7%	70,350	0.5%
New York	3	36,447	1.7%	2,613	1.6%	152,348	1.1%
Texas	11	33,184	1.5%	2,492	1.5%	147,532	1.1%
Rhode Island	2	35,645	1.6%	2,419	1.5%	148,927	1.1%
Michigan	13	31,416	1.5%	2,388	1.5%	140,232	1.1%
Connecticut	2	23,924	1.1%	1,640	1.0%	84,045	0.6%
Missouri	7	19,767	0.9%	1,455	0.9%	139,566	1.1%
Mississippi	10	19,368	0.9%	1,452	0.9%	124,121	0.9%
Louisiana	13	17,977	0.8%	1,379	0.8%	114,185	0.9%
Kentucky	4	14,925	0.7%	1,203	0.7%	113,269	0.9%
Iowa	5	14,315	0.7%	1,012	0.6%	80,955	0.6%
Arkansas	6	9,239	0.4%	662	0.4%	54,620	0.4%
Indiana	5	7,434	0.3%	591	0.4%	35,056	0.3%
Colorado	3	6,134	0.3%	504	0.3%	25,130	0.2%
Oklahoma	2	7,252	0.3%	486	0.3%	26,970	0.2%
North Dakota	1	4,071	0.2%	299	0.2%	24,310	0.2%
Idaho	2	3,508	0.2%	298	0.2%	13,040	0.1%
Wyoming	1	4,470	0.2%	295	0.2%	14,560	0.1%
South Dakota	1	3,000	0.1%	220	0.1%	21,662	0.2%
District of Columbia	1	3,171	0.1%	214	0.1%	2,745	0.0%
West Virginia	1	1,634	0.1%	117	0.1%	9,238	0.1%
New Mexico	1	1,122	0.1%	94	0.1%	8,320	0.1%
Totals	463	$2,169,308	100.0%	$162,478	100.0%	13,107,548	100.0%

1See the Definitions section beginning on page 22.

12

TENANT INDUSTRY PORTFOLIO COMPOSITION

(dollars in thousands)

Industry	# of Properties	Base Purchase Price[1]	%	Annualized SLR[1]	%	Square Feet	%
Retail Banking	223	$457,665	21.1%	$31,098	19.1%	1,187,654	9.1%
Healthcare	6	329,722	15.2%	25,063	15.4%	1,180,681	9.0%
Financial Services	5	256,984	11.8%	20,081	12.4%	1,339,005	10.2%
Distribution	9	218,011	10.1%	18,116	11.2%	3,198,721	24.4%
Refrigerated Warehousing	9	173,939	8.0%	12,720	7.8%	1,407,166	10.7%
Supermarket	10	162,174	7.5%	11,017	6.8%	644,379	4.9%
Restaurant	73	131,949	6.1%	10,920	6.7%	352,101	2.7%
Home Maintenance	7	137,750	6.4%	10,738	6.6%	1,986,513	15.2%
Pharmacy	21	85,451	3.9%	6,325	3.9%	288,620	2.2%
Discount Retail	50	58,232	2.7%	4,395	2.7%	456,394	3.5%
Specialty Retail	14	36,983	1.7%	2,982	1.8%	184,859	1.4%
Freight	1	24,738	1.1%	1,913	1.2%	390,486	3.0%
Gas/Convenience	19	25,815	1.2%	1,770	1.1%	54,521	0.4%
Auto Retail	9	20,314	0.9%	1,521	0.9%	187,789	1.4%
Aerospace	1	19,346	0.9%	1,430	0.9%	90,822	0.7%
Fitness	1	12,067	0.6%	875	0.5%	45,000	0.3%
Consumer Products	1	9,548	0.4%	760	0.5%	79,105	0.6%
Auto Services	4	8,620	0.4%	754	0.5%	33,732	0.3%
Total	463	$2,169,308	100.0%	$162,478	100.0%	13,107,548	100.0%

TENANT INDUSTRY PORTFOLIO COMPOSITION

As a % of Annualized SLR1 on June 30, 2014

1

1 See the Definitions section beginning on page 22.

13

TENANT CREDIT RATING PORTFOLIO COMPOSITION

(dollars in thousands)

Credit Rating	# of Properties	Base Purchase Price[1]	%	Annualized SLR[1]	%	Square Feet	%
AAA	-	$-	0.0%	$-	0.0%	-	0.0%
AA+	-	-	0.0%	-	0.0%	-	0.0%
AA	1	251,114	11.6%	18,778	11.6%	736,572	5.6%
AA-	2	76,116	3.5%	6,052	3.7%	479,105	3.6%
A+	-	-	0.0%	-	0.0%	-	0.0%
A	11	105,213	4.9%	7,816	4.8%	1,349,977	10.3%
A-	10	315,679	14.6%	24,830	15.3%	2,010,318	15.3%
BBB+	216	438,539	20.2%	29,963	18.5%	1,183,217	9.0%
BBB	31	235,144	10.8%	16,304	10.0%	885,828	6.8%
BBB-	76	104,795	4.8%	7,623	4.7%	598,675	4.6%
S&P Inv. Grade Subtotal	347	$1,526,600	70.4%	$111,366	68.6%	7,243,692	55.2%

BB+	3	$8,765	0.4%	$723	0.4%	21,847	0.2%
BB	1	3,275	0.2%	270	0.2%	22,262	0.2%
BB-	-	-	0.0%	-	0.0%	-	0.0%
B+	-	-	0.0%	-	0.0%	-	0.0%
B	2	17,758	0.8%	1,344	0.8%	196,700	1.5%
B-	-	-	0.0%	-	0.0%	-	0.0%
CCC+	-	-	0.0%	-	0.0%	-	0.0%
CCC	-	-	0.0%	-	0.0%	-	0.0%
CCC-	-	-	0.0%	-	0.0%	-	0.0%
CC	-	-	0.0%	-	0.0%	-	0.0%
C	-	-	0.0%	-	0.0%	-	0.0%
D	-	-	0.0%	-	0.0%	-	0.0%
NOT RATED	110	612,910	28.2%	48,775	30.0%	5,623,047	42.9%
Non-Inv. Grade Sub-Total	116	$642,708	29.6%	$51,112	31.4%	5,863,856	44.8%

Totals	463	$2,169,308	100.0%	$162,478	100.0%	13,107,548	100.0%

PORTFOLIO TENANT CREDIT RATING	% OF PORTFOLIO RATED
As a % of Annualized SLR[1] on June 30, 2014	As a % of Annualized SLR[1] on June 30, 2014

1See the Definitions section beginning on page 22.

14

LEASE EXPIRATION SCHEDULE

(dollars in thousands)

	EXPIRATION YEAR
	Total	2014		2015		2016		2017	2018	2019	2020	2021	2022	2023	Thereafter
RETAIL
# of Properties	420		-		-		-	201	4	-	-	1	2	28	184
Annualized SLR[1]	$74,566		$-		$-		$-	$27,655	$326	$-	$-	$81	$176	$4,376	$41,952

OFFICE
# of Properties	21		-		-		-	8	-	1	1	1	-	2	8
Annualized SLR[1]	$48,493		$-		$-		$-	$1,159	$-	$3,970	$3,397	$5,292	$-	$1,030	$33,645

DISTRIBUTION
# of Properties	22		-		-		-	-	-	-	-	1	4	5	12
Annualized SLR[1]	$39,419		$-		$-		$-	$-	$-	$-	$-	$1,913	$12,158	$5,960	$19,388

TOTAL
# of Properties	463		-		-		-	209	4	1	1	3	6	35	204
Annualized SLR[1]	$162,478		$-		$-		$-	$28,814	$326	$3,970	$3,397	$7,286	$12,334	$11,366	$94,985

% of Total	100.0%	0.0%		0.0%		0.0%		17.7%	0.2%	2.4%	2.1%	4.5%	7.6%	7.0%	58.5%
Cumulative Total	100.0%	0.0%		0.0%		0.0%		17.7%	17.9%	20.3%	22.4%	26.9%	34.5%	41.5%	100.0%

LEASE EXPIRATION SCHEDULE

As a % of Annualized SLR1 on June 30, 2014

1See the Definitions section beginning on page 22.

15

PORTFOLIO COMPOSITION – RETAIL

(dollars in thousands)

Portfolio Name	# of Properties	State	Acquisition Date	Base Purchase Price[1]	Annualized SLR[1]	Square Feet	Remaining Lease Term (Years)
Dollar General I	2	Various	4/13 & 5/13	$ 2,243	$ 172	18,126	13.8
Walgreens I	1	AR	7/13	3,632	242	10,500	23.3
Dollar General II	2	LA	7/13	2,346	174	18,052	13.9
AutoZone I	1	LA	7/13	1,519	111	7,370	13.1
Dollar General III	5	MI	7/13	5,783	429	45,989	13.9
BSFS I	1	FL	7/13	3,047	255	8,934	9.6
Dollar General IV	2	Various	7/13	1,989	155	18,126	11.7
Tractor Supply I	1	CT	8/13	4,074	305	19,097	13.4
Dollar General V	1	LA	8/13	2,295	168	12,480	13.6
Mattress Firm I	5	Various	Various	10,817	938	23,612	11.2
Family Dollar I	1	KY	8/13	955	81	8,050	7.0
Lowe's I	5	Various	8/13	58,695	4,749	671,313	15.0
O'Reilly Auto Parts I	1	WI	8/13	1,005	83	10,692	16.0
Food Lion I	1	NC	8/13	8,910	618	44,549	15.3
Family Dollar II	1	AR	8/13	969	78	8,028	9.0
Walgreens II	1	GA	8/13	3,200	340	14,490	18.8
Dollar General VI	1	LA	8/13	1,431	107	9,014	11.7
Dollar General VII	1	VA	8/13	1,210	91	9,100	13.8
Family Dollar III	1	ID	8/13	1,004	84	8,000	8.3
Chili's I	2	TX	8/13	5,760	403	12,700	11.4
CVS I	1	AL	8/13	2,640	179	10,055	11.6
Joe's Crab Shack I	2	Various	8/13	7,975	662	16,012	12.8
Dollar General VIII	1	VA	9/13	1,418	104	9,100	14.1
Tire Kingdom I	1	FL	9/13	2,063	157	6,635	10.8
AutoZone II	1	GA	9/13	1,591	115	7,370	8.9
Family Dollar IV	1	LA	9/13	879	74	8,320	9.0
Dollar General IX	1	AR	9/13	875	65	9,014	10.8
Advance Auto I	1	IN	9/13	834	63	10,500	9.0
Walgreens III	1	MI	9/13	4,839	352	15,120	11.8
Walgreens IV	1	TX	9/13	2,796	197	13,500	10.3
CVS II	1	MA	9/13	2,958	387	13,905	22.6
Arby's I	1	MS	9/13	2,320	181	3,000	14.0
Dollar General X	1	LA	9/13	1,305	96	9,100	13.8
L.A. Fitness I	1	TX	9/13	12,067	875	45,000	9.7
SunTrust Bank I	31	Various	9/13	50,695	3,428	138,346	3.5
National Tire & Battery I	1	TX	9/13	1,311	100	10,795	9.4
Circle K I	19	Various	9/13	25,815	1,770	54,521	14.4
Walgreens V	1	OK	9/13	5,750	380	14,490	13.2
Walgreens VI	1	WY	9/13	4,470	295	14,560	14.8
Walgreens VII	10	Various	9/13	40,517	2,861	142,140	15.3
O'Charley's I	20	Various	9/13	42,970	3,703	135,973	17.4
Krystal I	6	Various	9/13	8,461	708	12,730	15.2
1st Constitution Bancorp I	1	NJ	9/13	1,907	131	4,500	9.6
Tractor Supply II	1	MI	10/13	1,627	123	23,500	9.3
National Tire & Battery II	1	IL	10/13	2,199	242	7,368	17.9
Tractor Supply III	1	KY	10/13	2,813	213	19,097	13.8
Mattress Firm II	1	TN	10/13	1,058	90	4,304	9.2
Dollar General XI	1	MS	10/13	1,102	82	9,026	12.8
Academy Sports I	1	MO	10/13	8,890	663	71,640	14.0
Dollar General XII	2	Various	11/13 & 1/14	2,276	165	18,126	14.5
Dollar General XIII	1	TX	11/13	1,065	80	9,169	11.8

1See the Definitions section beginning on page 22.

16

PORTFOLIO COMPOSITION – RETAIL (cont.)
(dollars in thousands)
Portfolio Name	# of Properties	State	Acquisition Date	Base Purchase	Annualized SLR[1]	Square Feet	Remaining Lease
				Price[1]			Term (Years)
Advance Auto II	2	Various	11/13	$3,260	$232	13,887	8.9
Burger King I	41	Various	11/13	63,138	5,163	168,192	19.4
Dollar General XIV	3	AR	11/13	3,764	278	27,078	13.9
Dollar General XV	1	NY	11/13	1,337	98	9,026	14.4
Dollar General XVI	1	TN	11/13	994	73	9,014	11.4
Family Dollar V	1	MO	11/13	877	73	8,400	8.8
Walgreens VIII	1	IA	12/13	5,150	360	14,490	9.5
CVS III	1	MI	12/13	3,341	257	10,880	9.6
Mattress Firm III	1	GA	12/13	1,887	160	5,057	9.0
Arby's II	1	MN	12/13	1,325	100	3,494	13.8
Family Dollar VI	2	CO	12/13	1,903	153	17,484	9.6
Citizens Bank I	9	PA	12/13	26,158	1,827	34,777	9.5
Walgreens IX	1	MI	1/14	6,158	475	14,490	8.6
SunTrust Bank II	29	Various	1/14	59,920	4,069	135,839	3.5
Mattress Firm IV	1	ID	1/14	2,504	214	5,040	10.2
Mattress Firm V	1	AL	1/14	2,261	190	5,548	9.3
Family Dollar VII	1	LA	2/14	794	63	8,320	10.0
Aaron's I	1	PA	2/14	1,052	86	7,964	9.2
AutoZone III	1	MI	2/14	1,253	94	6,786	8.8
Advance Auto III	1	MA	2/14	1,984	142	6,124	10.2
Family Dollar VIII	3	Various	3/14	3,179	265	24,960	9.1
Dollar General XVII	3	LA	3/14 & 5/14	3,400	252	27,078	13.8
SunTrust Bank III	117	Various	3/14	244,219	16,570	636,858	3.5
SunTrust Bank IV	28	Various	3/14	57,674	3,914	164,211	3.5
Dollar General XVIII	1	LA	3/14	1,139	84	9,026	13.8
Family Dollar IX	1	PA	4/14	1,234	101	8,320	9.8
Stop & Shop I	8	Various	5/14	145,445	9,855	544,112	12.4
Bi-Lo I	1	SC	5/14	7,819	544	55,718	11.5
Dollar General XIX	1	OK	5/14	1,502	107	12,480	14.2
Dollar General XX	5	MS	5/14	5,988	430	48,584	12.8
Dollar General XXI	1	WV	5/14	1,634	117	9,238	14.2
Dollar General XXII	1	IN	5/14	1,342	96	10,566	12.8
Retail Total	420			$1,032,005	$74,566	3,908,179	10.1

1See the Definitions section beginning on page 22.

17

PORTFOLIO COMPOSITION – OFFICE
(dollars in thousands)
Portfolio Name	# of Properties	State	Acquisition Date	Base Purchase	Annualized SLR[1]	Square Feet	Remaining Lease
				Price[1]			Term (Years)
Fresenius I	1	AL	9/13	$2,223	$182	5,800	11.0
American Express Travel Rel. Svcs	2	Various	9/13	91,548	7,367	785,164	5.6
SunTrust Bank I	1	GA	9/13	8,700	589	44,054	3.5
Merrill Lynch I	3	NJ	9/13	165,436	12,714	553,841	10.4
United Health I	1	WI	10/13	66,568	5,292	400,000	7.0
Talecris Plasma Resources I	1	TX	10/13	3,275	270	22,262	8.8
Amazon I	1	KY	10/13	9,548	760	79,105	9.1
Fresenius II	2	Various	10/13	6,542	541	16,047	13.1
SAAB Sensis I	1	NY	12/13	19,346	1,430	90,822	10.8
SunTrust Bank II	1	FL	1/14	1,406	96	12,394	3.5
SunTrust Bank III	4	Various	3/14	3,772	256	9,677	3.5
SunTrust Bank IV	2	Various	3/14	3,214	218	6,998	3.5
Sanofi US I	1	NJ	3/14	251,114	18,778	736,572	12.0
Office Total	21			$632,692	$48,493	2,762,736	9.8

PORTFOLIO COMPOSITION – DISTRIBUTION
(dollars in thousands)
Portfolio Name	# of Properties	State	Acquisition Date	Base Purchase	Annualized SLR[1]	Square Feet	Remaining Lease
				Price[1]			Term (Years)
AmeriCold I	9	Various	9/13	$173,939	$12,720	1,407,166	13.3
Home Depot I	2	Various	9/13	79,055	5,989	1,315,200	12.6
New Breed Logistics I	1	SC	9/13	24,738	1,913	390,486	7.4
FedEx Ground I	1	SD	9/13	2,999	220	21,662	8.9
American Tire Distributors I	1	TN	9/13	8,868	681	125,060	9.6
FedEx Ground II	1	MS	11/13	4,844	344	48,897	9.1
FedEx Ground III	1	ND	11/13	4,071	299	24,310	9.2
FedEx Ground IV	1	IA	1/14	5,885	427	59,167	9.0
C&S Wholesale Grocer I	5	Various	2/14	200,212	16,826	3,044,685	8.3
Distribution Total	22			$ 504,611	$39,419	6,436,633	10.5

TOTAL PORTFOLIO COMPOSITION
(dollars in thousands)
Portfolio Name	# of Properties	State	Acquisition Date	Base Purchase	Annualized SLR[1]	Square Feet	Remaining Lease
				Price[1]			Term (Years)
Retail Total	420	Various	Various	$1,032,005	$74,566	3,908,179	10.1
Office Total	21	Various	Various	$632,692	$48,493	2,762,736	9.8
Distribution Total	22	Various	Various	$504,611	$39,419	6,436,633	10.5

Portfolio Total	463			$2,169,308	$162,478	13,107,548	10.1

1See the Definitions section beginning on page 22.

18

TOP TENANT DESCRIPTIONS

SUNTRUST BANK

Acquisition Dates: September-13 through March-14 | Square Feet: 1,148,377 | Percent of Total Revenue: 17.9% | Tenant Credit Rating1: S&P BBB+

SunTrust Bank, a Georgia banking corporation, is the largest subsidiary of SunTrust Banks, Inc. (NYSE: STI), an American bank holding company that was established in 1891 in Atlanta, where its headquarters remain. SunTrust Bank is a leading provider of financial services in the Southeastern United States, including Alabama, Arkansas, Florida, Georgia, Maryland, Mississippi, North Carolina, South Carolina, Tennessee, Virginia, West Virginia, and Washington, D.C.

SANOFI SA

Acquisition Date: March-14 | Square Feet: 736,572 | Percent of Total Revenue: 11.6% | Tenant Credit Rating1: S&P AA

Sanofi S.A. is a leading pharmaceutical company headquartered in Paris, France. Sanofi engages in the research and development, manufacturing and marketing of pharmaceutical products for sale principally in the prescription market, but the firm also develops over-the-counter medication. The company covers seven major therapeutic areas: cardiovascular, central nervous system, diabetes, internal medicine, oncology, thrombosis and vaccines.

C&S WHOLESALE GROCERS, INC.

Acquisition Date: February-14 | Square Feet: 3,044,685 | Percent of Total Revenue: 10.4% | Tenant Credit Rating1: Not Rated

C&S Wholesale Grocers, Inc. is the lead supply chain company in the food industry and the largest wholesale grocery supply company in the U.S. They operate regional distribution centers throughout the United States as well as offer independent retailers a full range of store management services to help them run their businesses efficiently and profitably.

AMERICOLD LOGISTICS, LLC

Acquisition Date: September-13 | Square Feet: 1,407,166 | Percent of Total Revenue: 7.8% | Tenant Credit Rating1: Not Rated

Americold Logistics, LLC provides temperature-controlled warehousing, transportation, and logistics solutions to the food industry in the United States and internationally. It manages customer dedicated distribution temperature controlled warehousing facilities. The company offers transportation management services, including expedited shipment management, operations management, claims management, direct-store delivery, national transportation, consolidation programs, carrier control, brokerage capacity management, real-time information control, shuttle, and multi-vendor consolidation. Americold Logistics was founded in 1911 and is headquartered in Atlanta, Georgia. It owns and operates temperature-controlled warehouses in the United States, Australia, New Zealand, China, Argentina, Belgium, and Canada.

1See the Definitions section beginning on page 22.

19

TOP TENANT DESCRIPTIONS

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Acquisition Date: September-13 | Square Feet: 553,841 | Percent of Total Revenue: 7.8% | Tenant Credit Rating1: S&P A-

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), together with its subsidiaries, acts as a broker for corporate, institutional, government and other clients and as a dealer in the purchase and sale of corporate debt and equity securities, U.S. Government securities and U.S. Government agency obligations. Merrill Lynch also acts as a broker-dealer in the purchase and sale of mutual funds, money market instruments, high yield bonds, municipal securities, financial futures contracts and options and other financial instruments, including collateralized debt obligations and collateralized mortgage obligations. As an investment banking entity, it provides corporate, institutional, and government clients with a wide variety of financial services, including underwriting the sale of securities to the public, structured and derivative financing, private placements, mortgage and lease financing and financial advisory services, including advice on mergers and acquisitions. Merrill Lynch Pierce Fenner and Smith, Inc. is a private company and a wholly-owned subsidiary of Bank of America Corp (NYSE: BAC).

STOP & SHOP SUPERMARKET COMPANY

Acquisition Date: May-14 | Square Feet: 544,112 | Percent of Total Revenue: 6.1% | Tenant Credit Rating1: S&P BBB

The Stop & Shop Supermarket Company is a chain of supermarkets located in the northeastern United States. From its beginnings in 1892 as a small grocery store, it has grown to become one of the largest supermarket operators in New England with over 400 stores chain-wide. Stop & Shop has been a wholly owned subsidiary of the Dutch supermarket operator Ahold since 1995 and has been part of the Stop & Shop/Giant-Landover division since a 2004 merger with sister chain Giant.

AMERICAN EXPRESS TRAVEL RELATED SERVICES CO., INC.

Acquisition Date: September-13 | Square Feet: 785,164 | Percent of Total Revenue: 4.5% | Tenant Credit Rating1: S&P A-

American Express Travel Related Services Co., Inc., a travel agency, provides financial and travel related services for consumers and companies. The company offers various charge and credit cards, travelers’ checks, and other stored value products. It also offers travel and related consulting services to individuals and corporations worldwide. The company was founded in 1982 and is based in New York City, New York. American Express Travel Related Services Co., Inc. operates as a subsidiary of American Express Company (NYSE: AXP).

THE HOME DEPOT, INC.

Acquisition Date: September-13 | Square Feet: 1,315,200 | Percent of Total Revenue: 3.7% | Tenant Credit Rating1: S&P A

The Home Depot, Inc. (NYSE: HD) is a retailer of home improvement and construction products and services headquartered in Atlanta, GA. It operates many big-box format stores across the United States (including all 50 U.S. states, the District of Columbia, Puerto Rico, the Virgin Islands and Guam), all ten provinces of Canada, as well as Mexico and China.

1See the Definitions section beginning on page 22.

20

TOP TENANT DESCRIPTIONS

WALGREEN CO.

Acquisition Date: July-13 through January-14 | Square Feet: 253,780 | Percent of Total Revenue: 3.4% | Tenant Credit Rating1: S&P BBB

Walgreen Co. (NYSE: WAG), incorporated on February 15, 1909, together with its subsidiaries, operates the largest drugstore chain in the United States. The company provides its customers with access to consumer goods and services, pharmacy, and health and wellness services in communities across America. The company offers its products and services through drugstores, as well as through mails, by telephone and online. The company sells prescription and non-prescription drugs, as well as general merchandise, including household items, convenience and fresh foods, personal care, beauty care, photofinishing and candy.

UNITED HEALTHCARE SERVICES, INC.

Acquisition Date: October-13 | Square Feet: 400,000 | Percent of Total Revenue: 3.2% | Tenant Credit Rating1: S&P AA-

United HealthCare Services, Inc. provides health insurance plans for employers, individuals and families in the United States. The company offers employers insurance plans that include employer group health plans; employer ancillary and specialty benefits plans, such as dental, vision, life, disability, critical illness, and accident insurance; and pharmacy and specialty coverage. It also provides specialty products, such as vision and dental insurance, and international coverage, behavioral health, and Medicare and Medicaid coverage options. The company’s network includes physicians and health care professionals, dentists, and hospitals. It sells its products through brokers and consultants. The company was founded in 1977 and is based in Edina, Minnesota. United HealthCare Services, Inc. operates as the largest subsidiary of UnitedHealth Group Inc (NYSE: UNH).

1See the Definitions section beginning on page 22.

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DEFINITIONS

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.

FFO

Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) computed in accordance with GAAP for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

MFFO

MFFO is FFO excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include acquisition fees and expenses; amounts relating to deferred rent receivables and amortization of above- and below-market lease assets and liabilities (which are adjusted in order to reflect such payments from a GAAP accrual basis to a cash basis of disclosing the rent and lease payments); accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. MFFO provides investors a view of the performance of the Company’s portfolio over time. Although our MFFO may not be comparable to that of other REITs and real estate companies, we believe that MFFO can provide, on a going forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of our operating performance after the period in which we are acquiring our properties and once our portfolio is stabilized. MFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. MFFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance MFFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

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DEFINITIONS

AFFO

In addition to FFO and MFFO, the Company uses Adjusted Funds From Operations (AFFO). AFFO is FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains or losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above- and below-market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO, we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. We exclude distributions related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

ADJUSTED EBITDA

EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is an appropriate measure of our ability to incur and service debt. EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity, as an alternative to net income or as an indicator of the Company’s financial performance. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDA is adjusted to include acquisition fees and expenses.

ANNUALIZED SLR

Annualized straight-line rental revenue (“Annualized SLR”) is the sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Annualized SLR excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

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DEFINITIONS

CREDIT RATING

S&P credit rating may reflect the credit rating of the parent company or a guarantor.

BASE PURCHASE PRICE

Contract purchase price of property acquired, excluding acquisition related costs and mortgage premiums resulting from debt assumed in connection with our property acquisitions.

NET OPERATING INCOME

Net operating income (“NOI”) is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization, interest expense, interest and other income, and gain (loss) from investment securities. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income, as an indication of our performance, or to cash flows as a measure of our liquidity or ability to make distributions.

NOI GAAP RECONCILIATION

(dollars in thousands)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
RECONCILIATION OF NOI
Net loss	$(1,872)	$(10,589)	$(3,539)	$(17,014)	$(215)
Interest expense	7,723	3,444	457	28	-
Interest income	(158)	(3)	(45)	(62)	-
Income from investment securities	(606)	(955)	(1,164)	(1,108)	-
(Gain) Loss on sale of investment securities	(109)	166	(125)	-	-
Operating income (loss)	4,978	(7,937)	(4,416)	(18,156)	(215)
Acquisition and transaction related expense	4,087	14,532	8,663	18,159	112
General and administrative expense	1,659	1,094	1,117	1,171	113
Depreciation and amortization	28,345	19,056	14,158	770	19
NOI	$39,069	$26,745	$19,522	$1,944	$29

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